Exhibit 99.1

Latch Reports Impressive Market Momentum in Q1

•	Preliminary bookings for Q1 2021 are expected to be up 86-88% year-over-year.

•	Preliminary net revenue for Q1 2021 is expected to be up 135-140% year-over-year.

•	Attach rates of non-access LatchOS software modules represented 75-80% of booked units in the quarter, significantly increasing LTV/CAC.

NEW YORK, N.Y. — April 27, 2021 — Latch, Inc. (“Latch” or the “Company”), maker of LatchOS, the full-building enterprise software-as-a-service (SaaS) platform, along with TS Innovation Acquisitions Corp. (NASDAQ: TSIAU) (“TSIA”), a publicly traded special purpose acquisition company sponsored by Tishman Speyer, today announced an update of recent activity.

“The first quarter was a strong start to 2021, with a sharp acceleration in bookings and net revenue demonstrating increasing market demand for our product-driven approach to helping our partners drive more revenue and realize more efficiencies from their portfolios,” said Luke Schoenfelder, Latch co-founder and CEO. “We were pleased with our ability to execute our growth strategy as planned, and believe we will see sustained growth through the remainder of 2021 due to increased investments in sales and marketing, robust new product offerings and partnerships, and the expectation of a continued macro recovery. Furthermore, we are excited about the pending merger with TS Innovation and believe we are on track to complete the proposed transaction during the second quarter of this year.”

Financial Highlights

•	Preliminary bookings for Q1 2021 are expected to be up 86-88% year-over-year, up nearly 2x from full year 2020 growth rates.

•	Preliminary net revenue for Q1 2021 is expected to be up 135-140% year-over-year, up 6x from full year 2020 growth rates.

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Attach rates of non-access LatchOS software modules continued to increase and represented 75-80% of booked units in the quarter, up from 44% in Q4 2020. Currently, non-access LatchOS software modules include Intercom, Smart Home, and Package Room.

•	Latch’s in-period booked LTV/CAC (with hardware losses) increased an expected 40-50% in part driven by increased attach rates growing its customer lifetime value over similar acquisition costs.

Recent Business Highlights

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The Latch C2, the company’s new smart access device, which debuted in Q1 2021, has already booked 20,000 units and was a contributing driver of Q1 bookings outperformance. The Latch C2 is competitively positioned to address the retrofit market due to its low cost, long battery life, and limited infrastructure needs.

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NFC Unlock functionality on Android was deployed across our product portfolio and builds on Latch’s industry-leading variety of unlock options, furthering the value of owning the company’s full technology stack, hardware, firmware, and software, by deploying new features that add immediate value to both building owners and residents, while simultaneously deepening technology integrations with Google.

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Latch deepened its status as a trusted technology partner with AvalonBay by developing a self-service touring experience that allows prospective residents to visit Kanso Twinbrook, its newest development concept, in a safe, contactless manner, illustrating how Latch unifies software, hardware and services in one single seamless experience for customers.

•	Latch continues to expand its leadership team:

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Chris Lee joined Latch as Chief Revenue Officer. Chris’ impressive track record, along with increased investments in sales and marketing, will expand Latch’s sales capacity and position the company to sustain strong growth year-over-year.

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Deb Josephs has joined Latch as Chief People Officer. Deb’s experience leading people operations across a diverse set of fast growing technology companies will help Latch continue to thrive as it increases headcount, expands to new verticals and geographies, and continues to redefine how people interact with their space.

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Latch has proposed a new board of directors for the post-combination company. The new board will be comprised of an experienced group of leaders with expertise in technology, real estate, proptech, security, finance, and capital markets, and will support Latch’s robust management team in steering Latch’s continued growth, including into new verticals and geographies.

About Latch, Inc.

Latch is reimagining the modern buildings of today and driving evolution for the cities of tomorrow, by making spaces better places to live, work, and visit. Latch delivers a building-wide system designed to help owners, residents and third parties (e.g. guests, couriers, service providers) seamlessly experience the modern building through integrated products, software and services. More than one in ten new apartments in the U.S. were being built with Latch products in 2019 and 2020, with multifamily buildings in more than 35 states featuring Latch solutions.

About TS Innovation Acquisitions Corp.

TS Innovation Acquisitions Corp., a Delaware corporation, is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Tishman Speyer Properties, L.P. (“Tishman Speyer”), a leading owner, developer, operator and investment manager of first-class real estate in 28 key markets across the United States, Europe, Asia and Latin America, has sponsored TS Innovation Acquisitions Corp. through its affiliate TS Innovation Acquisitions Sponsor, L.L.C.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This release relates to a proposed transaction between Latch and TSIA. This release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, TSIA filed a registration statement on Form S-4 with the SEC on March 10, 2021, which included a proxy statement of TSIA and a prospectus of TSIA. TSIA also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of TSIA are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders may obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by TSIA through the website maintained by the SEC at www.sec.gov In addition, the documents filed by TSIA may be obtained free of charge from TSIA’s website at www.TSIAcorp.com or by written request to TSIA at TS Innovation Acquisitions Corp., 45 Rockefeller Plaza, 7th Floor, New York, NY 10111.

PARTICIPANTS IN SOLICITATION

TSIA and Latch and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TSIA’s stockholders in connection with the proposed transaction. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction. You may obtain a free copy of these documents as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS LEGEND

This release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Latch, Inc. (“Latch”) and TS Innovation Acquisitions Corp. (“TSIA”), including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Latch and the markets in which it operates, and Latch’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including but not limited to: (i) the risk that the transaction, including the contemporaneous private placement of equity securities (the “PIPE investment”), may not be completed in a timely manner or at all, which may adversely affect the price of TSIA’s securities, (ii) the risk that the transaction may not be completed by TSIA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TSIA, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the stockholders of TSIA and Latch, the satisfaction of the minimum trust account amount following redemptions by TSIA’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger or the termination of any PIPE investor’s subscription agreement, (vi) the effect of the announcement or pendency of the transaction on Latch’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Latch or diverts management’s attention from Latch’s ongoing business operations and potential difficulties in Latch employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Latch, TSIA or their respective directors or officers related to the agreement and plan of merger or the proposed transaction, (ix) the amount of the costs, fees, expenses and other charges related to the proposed transaction and PIPE investment, (x) the ability to maintain the listing of TSIA’s securities on the Nasdaq Capital Market (“Nasdaq”), (xi) the price of TSIA’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Latch plans to operate, variations in performance across competitors, changes in laws and regulations affecting Latch’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, including the conversion of pre-orders into binding orders, (xiii) the amount of redemption requests made by TSIA’s public stockholders, (xiv) the ability of TSIA to issue equity or equity-linked securities in connection with the transaction or in the future, (xv) possible variances between the unaudited historical financial information Latch presents and its audited financial statements, when they become available and (xvi) the impact of the global COVID-19 pandemic on any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of TSIA’s Registration Statement on Form S-1, the registration statement on Form S-4 and proxy statement/prospectus described below and other documents filed by TSIA from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Latch and TSIA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Latch nor TSIA gives any assurance that either Latch or TSIA will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by Latch or TSIA or any other person that the events or circumstances described in such statement are material.

CONTACTS

Latch

Investors

investors@latch.com

Media

Daniel Teweles

press@latch.com

TS Innovation Acquisitions Corp

Bud Perrone

bperrone@rubenstein.com